UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 20, 2018

POTLATCH CORPORATION

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-32729	82-0156045
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 W. First Avenue, Suite 1600 Spokane, WA		99201
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (509) 835-1500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

On February 20, 2018, pursuant to the Agreement and Plan of Merger, dated as of October 22, 2017 (the "Merger Agreement"), among Potlatch Corporation, a Delaware corporation ("Potlatch"), Portland Merger, LLC, a Delaware limited liability company and wholly-owned subsidiary of Potlatch (“Merger Sub”), and Deltic Timber Corporation, a Delaware corporation ("Deltic"), Deltic merged with and into Merger Sub (the "Merger"). At the effective time of the Merger, the separate corporate existence of Deltic ceased and Merger Sub continued as the surviving entity in the Merger. The effective time of the Merger was 4:30 p.m. (eastern time) on February 20, 2018.

ITEM 1.01. Entry into a Material Definitive Agreement

See disclosure included in Item 2.03 below, which is incorporated herein by reference.

ITEM 2.01. Completion of Acquisition or Disposition of Assets

Pursuant to the Merger Agreement, at the effective time of the Merger, each outstanding share of Deltic common stock (other than shares of Deltic common stock owned by Deltic as treasury stock, which will be canceled) was automatically converted into the right to receive 1.80 Potlatch shares of common stock, with cash paid in lieu of any fractional shares. As a result of the Merger, Potlatch will issue approximately 22 million common shares. Based on the closing price of $54.75 per Potlatch common shares on the Nasdaq Stock Market (“Nasdaq”) at the close of trading on February 16, 2018, the last trading day prior to the date of the closing of the Merger, the aggregate value of the consideration to be paid in connection with the Merger to former holders of Deltic common stock is approximately $1,204,500,000. Upon consummation of the Merger, Deltic stock options and other equity awards will be converted into stock options and equity awards with respect to Potlatch common stock, after giving effect to the 1.80 exchange ratio (rounded down to the nearest whole Potlatch share of common stock).

Upon the closing of the Merger, the shares of Deltic common stock, which previously traded under the ticker symbol "DEL" on the New York Stock Exchange (“NYSE”), ceased trading on, and were delisted from, the NYSE.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which was attached as Exhibit 2.1 to Potlatch’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the "SEC") on October 23, 2017, and is incorporated herein by reference.

ITEM 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

Term Loan

Deltic borrowed $100 million under a Term Loan Agreement dated as of August 27, 2015 among Deltic, American AgCredit, PCA, the administrative agent and the lenders party thereto.  In connection with the merger, on February 16, 2018, Potlatch and two wholly-owned subsidiaries (“Borrowers”), entered into an Assumption Agreement in favor of the Administrative Agent and lenders, assuming Deltic’s obligations under the Term Loan Agreement, effective immediately upon consummation of the Merger.  The Deltic Term Loan matures on August 27, 2025 and bears interest at a per annum rate equal to 4.05%.

The Assumption Agreement further provides that within 30 days after the date of the Agreement, Potlatch, the administrative agent and the lenders will arrange for an amendment and restatement of the Term Loan Agreement and related documents such that the representations and warranties, affirmative covenants, negative covenants and financial covenants applicable to the Term Loan are substantially identical to those under Potlatch’s existing Amended and Restated Term Loan Agreement dated as of December 5, 2014 among Potlatch and its wholly-owned subsidiaries, as borrowers, Northwest Farm Credit Services, PCA as administrative agent, the guarantors from time to time party thereto and the Lenders from time to time party thereto, as amended and adding Merger Sub as a guarantor (“Amended and Restated Term Loan Agreement”).

The Amended and Restated Term Loan Agreement contains covenants that, among other things, limit the Borrowers’ ability to create liens, merge or consolidate, dispose of assets, incur indebtedness and guarantees, repurchase or redeem capital stock and indebtedness, make certain investments and acquisitions, enter into certain transactions with affiliates or change the nature of the Borrowers’ business. The Amended and

Restated Term Loan Agreement contains financial covenants including (a) the maintenance of an Interest Coverage Ratio (a ratio of consolidated EBITDDA to consolidated interest expense) of at least 3.00 to 1.00, and (b) a Leverage Ratio (a ratio of total consolidated funded indebtedness to the consolidated value of timberlands and other defined assets) of no more than 40%.

Events of Default under the Amended and Restated Term Loan Agreement include, but are not limited to, payment defaults, covenant defaults, breaches of representations and warranties, cross defaults to certain other material agreements and indebtedness, bankruptcy and other insolvency events, material adverse judgments, actual or asserted invalidity of loan documentation, and certain change of control events.

The foregoing description of the Assumption Agreement and the Amended and Restated Term Loan Agreement does not purport to be complete and is qualified in its entirety by reference to the Assumption Agreement, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.1 and incorporated herein by this reference and to the Amended and Restated Term Loan Agreement attached as Exhibit 10.1 to Potlatch’s Current Report on Form 8-K filed with the SEC on December 9, 2014, and is incorporated herein by reference.

Del-Tin Fiber Letter of Credit

At the time of the Merger, there was outstanding under Deltic’s Second Amended and Restated Revolving Credit Agreement dated as of November 18, 2014, a $29,688,750 letter of credit (“LOC”) issued by SunTrust Bank with respect to Union County, Arkansas Industrial Development Revenue Bonds (Del-Tin Fiber Project), Series 1998.  In connection with the closing of the merger, Potlatch and several wholly-owned subsidiaries (“Obligors”) have entered into a Letter of Credit Agreement with SunTrust Bank with respect to the LOC and terminated Deltic’s Second Amended and Restated Revolving Credit Agreement.

The Letter of Credit Agreement incorporates covenants from the Obligors’ Second Amended and Restated Credit Agreement dated February 14, 2018 among Potlatch and its wholly-owned subsidiaries, as borrowers, KeyBank National Association as administrative agent, swing line lender and L/C issuer, the guarantors from time to time party thereto and the Lenders from time to time party thereto.  The Second Amended and Restated Credit Agreement contains covenants that, among other things, limit the Obligors’ ability to create liens, merge or consolidate, dispose of assets, incur indebtedness and guarantees, repurchase or redeem capital stock and indebtedness, make certain investments and acquisitions, enter into certain transactions with affiliates or change the nature of the Obligors’ business. The Second Amended and Restated Credit Agreement contains financial covenants including (a) the maintenance of an Interest Coverage Ratio (a ratio of consolidated EBITDDA to consolidated interest expense) of at least 3.00 to 1.00, and (b) a Leverage Ratio (a ratio of total consolidated funded indebtedness to the consolidated value of timberlands and other defined assets) of no more than 40%.

Events of Default under the Second Amended and Restated Credit Agreement include, but are not limited to, payment defaults, covenant defaults, breaches of representations and warranties, cross defaults to certain other material agreements and indebtedness, bankruptcy and other insolvency events, material adverse judgments, actual or asserted invalidity of loan documentation, and certain change of control events.

The foregoing description of the Letter of Credit Agreement and the Second Amended and Restated Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the Letter of Credit Agreement, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.2 and incorporated herein by this reference and to the Second Amended and Restated Credit Agreement attached as Exhibit 10.1 to Potlatch’s Current Report on Form 8-K filed with the SEC on February 15, 2018, and is incorporated herein by reference.

ITEM 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Board of Directors

Effective immediately after the consummation of the Merger:

•	The Board of Directors of Potlatch (the “Potlatch Board”) was expanded from 8 to 12 members; and
•	D. Mark Leland, Lenore M. Sullivan, Rev. Dr. Christoph Keller, III and R. Hunter Pierson, Jr. were appointed to the Potlatch Board.

It is expected that the newly appointed directors will be appointed to Committees by the Potlatch Board at its annual meeting in May, 2018.  In connection with their appointments as directors, each of the new directors listed above will receive compensation as a non-employee director.  A description of such compensation can be found in Exhibit 10.1 of Potlatch’s Current Report on Form 8-K filed with the SEC on May 4, 2017 and is incorporated herein by reference. There are no arrangements or understandings between any of the newly-appointed directors and any other person pursuant to which such persons were selected as directors.  Mr. Pierson is married to the first cousin of Rev. Keller.

ITEM 5.03.  Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year

Name Change

The Potlatch Board approved a Third Amended and Restated Certificate of Incorporation, effective immediately after consummation of the Merger, changing the name of the Registrant to “PotlatchDeltic Corporation.”  A copy of the Third Amended and Restated Certificate of Incorporation is attached to this Current Report on Form 8-K as Exhibit 3.1.

ITEM 8.01.   Other Events

Announcement of Completion of Merger

On February 20, 2018, Potlatch issued a press release announcing the completion of the Merger. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.

Financial Statements and Exhibits

(d) Exhibits

2.1

Agreement and Plan of Merger dated as of October 22, 2017, among Potlatch Corporation, Portland Merger, LLC and Deltic Timber Corporation (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed October 23, 2017)

2.3(a)   Amended and Restated Term Loan Agreement dated as of December 5, 2014 among Potlatch and its wholly-owned subsidiaries, as borrowers, Northwest Farm Credit Services, PCA as administrative agent, the guarantors from time to time party thereto and the Lenders from time to time party thereto (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed by the Registrant on December 9, 2014)

2.3(b)   Second Amended and Restated Credit Agreement dated as of dated February 14, 2018 among Potlatch and its wholly-owned subsidiaries, as borrowers, KeyBank National Association as administrative agent, swing line lender and L/C issuer, the guarantors from time to time party thereto and the Lenders from time to time party thereto (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed by the Registrant on February 15, 2018)

3.1	Third Amended and Restated Certificate of Incorporation of the Registrant dated February 20, 2018

10.1	Assumption Agreement dated as of February 16, 2018 in favor of American AgCredit

10.2	Letter of Credit Agreement dated as of February 20, 2018 among Potlatch Corporation and its subsidiaries and SunTrust Bank

99.1	Press Release dated February 20, 2018

FORWARD-LOOKING STATEMENTS

This communication contains statements that are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, with respect to Potlatch’s future results and performance, the expected benefits of the proposed transaction with Deltic such as efficiencies, cost savings and growth potential and the expected timing of the completion of the transaction, all of which are subject to risks and uncertainties. Factors listed below, as well as other factors, may cause actual results to differ significantly from these forward-looking statements. There is no guarantee that any of the events anticipated by these forward-looking statements will occur. If any of the events occur, there is no guarantee what effect they will have on company operations or financial condition. Potlatch will not update these forward-looking statements after the date of this communication.

Some forward-looking statements discuss Potlatch’s and Deltic’s plans, strategies, expectations and intentions. They use words such as "expects," "may," "will," "believes," "should,” “approximately," "anticipates," "estimates," and "plans." In addition, these words may use the positive or negative or other variations of those and similar words.

Major risks, uncertainties and assumptions that affect Potlatch’s and Deltic’s businesses and may cause actual results to differ materially from those expressed or implied in these forward-looking statements, including, without limitation, the risk that any of the conditions to closing of the proposed transaction may not be satisfied; the risk that the businesses of Potlatch and Deltic will not be integrated successfully; the effect of general economic conditions, including employment rates, housing starts, interest rate levels, availability of financing for home mortgages, and strength of the U.S. dollar; market demand for our products, which is related to the strength of the various U.S. business segments and U.S. and international economic conditions; performance of our manufacturing operations, including maintenance requirements; the level of competition from domestic and foreign producers; the successful execution of internal performance plans, including restructurings and cost reduction initiatives; raw material prices; energy prices; the effect of weather; the risk of loss from fires, floods, windstorms, hurricanes, pest infestation and other natural disasters; transportation availability and costs; federal tax policies; the effect of forestry, land use, environmental and other governmental regulations; legal proceedings; performance of pension fund investments and related derivatives; the effect of timing of retirements and changes in the market price of company stock on charges for stock-based compensation; changes in accounting principles; and other factors described in Potlatch’s filings with the SEC, including the "Risk Factors" section in Potlatch’s annual report on Form  10-K for the year ended December 31, 2017. Other risks associated with the proposed transaction are also discussed in the definitive joint proxy statement/prospectus that Potlatch and Deltic filed with the SEC on Form 424B3 and Schedule 14A, respectively, on January 18, 2018 in connection with the proposed transaction.

(d) Exhibits

The following items are filed as exhibits to this report:

2.1

Agreement and Plan of Merger dated as of October 22, 2017, among Potlatch Corporation, Portland Merger, LLC and Deltic Timber Corporation (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed October 23, 2017)

2.3(a)   Amended and Restated Term Loan Agreement dated as of December 5, 2014 among Potlatch and its wholly-owned subsidiaries, as borrowers, Northwest Farm Credit Services, PCA as administrative agent, the guarantors from time to time party thereto and the Lenders from time to time party thereto (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed by the Registrant on December 9, 2014)

2.3(b)   Second Amended and Restated Credit Agreement dated as of dated February 14, 2018 among Potlatch and its wholly-owned subsidiaries, as borrowers, KeyBank National Association as administrative agent, swing line lender and L/C issuer, the guarantors from time to time party thereto and the Lenders from time to time party thereto (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed by the Registrant on February 15, 2018)

3.1	Third Amended and Restated Certificate of Incorporation of the Registrant dated February 20, 2018

10.1Assumption Agreement dated as of February 16, 2018 in favor of American AgCredit

10.2	Letter of Credit Agreement dated as of February 20, 2018 among Potlatch Corporation and its subsidiaries and SunTrust Bank

99.1Press Release dated February 20, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 20, 2018

POTLATCH CORPORATION

By:	/s/ Lorrie D. Scott
Lorrie D. Scott
Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit	Description

2.1

Agreement and Plan of Merger dated as of October 22, 2017, among Potlatch Corporation, Portland Merger, LLC and Deltic Timber Corporation (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed October 23, 2017)

2.3(a)

Amended and Restated Term Loan Agreement dated as of December 5, 2014 among Potlatch and its wholly-owned subsidiaries, as borrowers, Northwest Farm Credit Services, PCA as administrative agent, the guarantors from time to time party thereto and the Lenders from time to time party thereto (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed by the Registrant on December 9, 2014)

2.3(b)

Second Amended and Restated Credit Agreement dated as of dated February 14, 2018 among Potlatch and its wholly-owned subsidiaries, as borrowers, KeyBank National Association as administrative agent, swing line lender and L/C issuer, the guarantors from time to time party thereto and the Lenders from time to time party thereto (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed by the Registrant on February 15, 2018)

3.1	Third Amended and Restated Certificate of Incorporation of the Registrant dated February 20, 2018
10.1	Assumption Agreement dated as of February 16, 2018 in favor of American AgCredit
10.2	Letter of Credit Agreement dated as of February 20, 2018 among Potlatch Corporation and its subsidiaries and SunTrust Bank
99.1	Press Release dated February 20, 2018